Related Party Transactions	6 Months Ended
Jun. 30, 2014
Related Party Transactions [Abstract]
Related Party Transactions

10) Related Party Transactions

(a) Related Parties

Historically, the Combined Entity operated as an integrated part of KNOT. KNOT is owned 50% by TSSI and 50% by NYK. TSSI also controls 99% of KOAS, which subcontracts services from Knutsen OAS Management AS, which served as the vessel management companies for KNOT and its subsidiaries until June 30, 2012. As of July 1, 2012, KNOT Management AS, a 100% owned subsidiary of KNOT, assumed responsibility for the commercial and technical management of the Vessels.

The Partnership has been charged by KNOT, KOAS and TSSI for commercial services related to the charters, technical and operational support related to the operation of the Vessels, certain administrative costs and finance fees. Consequently, for the periods prior to April 16, 2013, for the purpose of the Consolidated and Combined Entity’s statements of operations these costs and fees include allocations as described above and in Note 2 (a) – Summary of Significant Accounting Policies: Basis of Preparation.

On February 18, 2013, the Partnership terminated the Commercial Management Agreements that existed between KNOT Management and the owners of the Windsor Knutsen and the Bodil Knutsen, and on March 20, 2013, the Partnership terminated the Commercial Management Agreements that existed between KNOT Management and the owner of the Fortaleza Knutsen and the Recife Knutsen. In consideration for the termination of the Commercial Management Agreement a cancellation fee was paid for each Vessel equal to the remuneration to be paid in accordance with the Commercial Management Agreement until the expiration of the time charter and bareboat parties for each Vessel. The cancellation fees have been charged to the Consolidated and Combined Entity’s statement of operations as described in Note 2 (a) – Summary of Significant Accounting Policies: Basis of Preparation. The existing technical management agreements were amended. These agreements govern the crew, technical and commercial management of the vessels. The Windsor Knutsen and the Bodil Knutsen, which operate under time charters, is subject to amended technical management agreements pursuant to which certain crew, technical and commercial management services are provided by KNOT Management. Under these amended technical management agreements, the Partnership’s subsidiaries pay fees to and reimburse the costs and expenses of KNOT Management. The Fortaleza Knutsen and the Recife Knutsen operate under bareboat charters and, as a result, the customer is responsible for providing the crew, technical and commercial management of the vessel.

On March 25, 2013, the Partnership entered into an administrative services agreement with KNOT UK, pursuant to which KNOT UK provides administrative services, and KNOT UK is permitted to subcontract certain of the administrative services provided under the administrative services agreement to KOAS UK and KOAS. Certain of the services intended to be provided to the Partnership by KOAS have been performed by KNOT under the same terms as the services provide to the Partnership by KOAS.

The amounts of such costs and expenses included in the condensed consolidated and combined carve-out statements of operations as for the three and six months ended June 30, 2014 and 2013 are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(US $ in thousands)	2014	2013	2014	2013
Statements of operations:
Time charter and bareboat revenues:
Commercial commission fee from KNOT to Vessels (1)	—	—	—	95
Cancellation fee from KNOT to Vessels (2)	—	—	—	3,448
Operating expenses:
Technical and operational management fee from KNOT to Vessels (3)	329	234	658	460
General and administrative expenses:
Administration fee from KNOT (4)	24	318	207	424
Administration fee from KOAS (4)	123	—	230	—
Administration fee from KOAS UK (4)	37	—	74	—
Accounting service fee from KNOT (5)	126	—	151	—
IPO administration cost from KNOT to subsidiaries (6)	—	60	—	455
Finance income (expense):
Financing service fee from KNOT to Vessels (7)	50	—	50	—
Interest expense charged from KNOT (8)	124	1	252	90
Guarantee commission from TSSI to Vessels (9)	—	30	—	210
Guarantee commission from KNOT to Vessels (9)	—	31	—	425

Total	813	674	1,622	5,607

1)	Commercial commission fee from KNOT to Vessels: KNOT provides commercial services related to negotiating and maintaining the charters. KNOT invoices a fixed percentage of revenue as a commercial commission for these services.
2)	Cancellation fee from KNOT to Vessels: In consideration for the termination of the Commercial Management Agreement a cancellation fee was agreed for each Vessel equal to the remuneration to be paid in accordance with the Commercial Management Agreement until the expire of the charter parties for each of the Vessels. As the cancellation fee relates to the commercial commission, it has been presented with operating income, consistent with the presentation of commissions.

3)	Technical and operational management fee from KOAS and KNOT to Vessels: KOAS and KNOT provide technical and operational management of the vessels on time charter including crewing, purchasing, maintenance and other operational, bookkeeping and administrative support. For bareboat charters, KOAS provides bookkeeping and administrative support. KOAS invoices a fixed amount per day per vessel based upon providing either time charter or bareboat services. In addition, there is also a charge for 24 hour emergency response services provided by KOAS for all vessels managed by KOAS and KNOT. The direct cost for the response services has been allocated to all vessels without a mark-up based upon the number of vessels in managed by KOAS and KNOT.
4)	Administration fee from KNOT, KOAS and KOAS UK: Administration costs include the compensation and benefits of KNOT management and administrative staff as well as other general and administration expenses. Net administration costs are total administration cost plus a 5% margin, reduced for the total fees for services delivered by the administration staffs (the accounting service fees (see (5) below), and the estimated shareholder costs for KNOT that have not been allocated. As such, the level of net administration costs as a basis for the allocation can vary from year to year based on the administration and financing services offered by KNOT to all the vessels in its fleet each year.
5)	Accounting service fee from KNOT : KNOT invoiced each subsidiary a fixed fee for the preparation of the statutory financial statements (including Knutsen Shuttle Tankers XII KS, which owns the Recife Knutsen and the Fortaleza Knutsen, Knutsen Shuttle Tankers XII AS and KNOT Shuttle Tankers 12 AS). Such charges were allocated to the Bodil Knutsen and the Windsor Knutsen based on the number of vessels in the legal entity until the Bodil Knutsen and Windsor Knutsen were sold to KNOT Shuttle Tankers 17 AS and KNOT Shuttle Tankers 18 AS as part of the reorganization prior to the IPO.
6)	IPO administration cost from KNOT: In connection with the preparation of the financial statements and the Partnership’s Registration statement for the IPO, KNOT has invoiced actual cost for internal resources, including salaries and administration cost, plus a 5% margin. Since the costs were not incremental cost directly attributable to the IPO, they were expensed as incurred.
7)	Financing service fee from KNOT to Vessels: KNOT invoiced each vessel for a fixed amount in relation to new loan facilities for vessel financing as compensation for the time and cost of loan negotiations with external banks.
8)	Interest expense charged from, interest income charged to KNOT/TSSI: KNOT/TSSI invoiced interest expense (income) for any outstanding payables to (receivable from) owners and affiliates to the vessel-owning subsidiaries (including Knutsen Shuttle Tankers XII KS, which owns the Recife Knutsen and the Fortaleza Knutsen, Knutsen Shuttle Tankers XII AS and KNOT Shuttle Tankers 12 AS). Since payables to (receivables from) owners and affiliates are not tracked by vessel, balances based upon payments by owners to the shipyard have been allocated to the Bodil Knutsen and the Windsor Knutsen. See Note 2(a) – Summary of Significant Accounting Policies: Basis of Preparation for a description of the allocation principles applied. Interest expense has been allocated based upon the allocated payables to owners and affiliates and the historical interest rates charged.
9)	Guarantee commission from TSSI/KNOT to Vessels: TSSI and KNOT were guarantors for the Predecessor’s loan facilities (see (b) Guarantees below). TSSI and KNOT invoiced an annual commission to each of the Vessels as a fixed percentage of the outstanding balance as compensation for the guarantee.

(b) Guarantees

Pursuant to the Omnibus Agreement, KNOT agreed to guarantee the payments of the hire rate under the existing charters of each of the Bodil Knutsen and the Windsor Knutsen for a period of five years from the closing date of the IPO. The Partnership will not incur any guarantee commissions in the future relating to such guarantees.

The Partnership was notified that BG Group will not exercise its option to extend the Windsor Knutsen time charter after the expiration of its initial term. The vessel was re-delivered on July 28, 2014. In order to comply with its obligations under the omnibus agreement KNOT and the Partnership, on July 29, 2014 KNOT entered into a time charter for the vessel at a rate of hire that would have been in effect during the option period under the previous BG Group time charter. This charter will be effective until the new BG Group time charter described below commences in the fourth quarter of 2015.

In June 2014, the Partnership entered into a new time charter with a subsidiary of the BG Group for the Windsor Knutsen. The hire rate for the initial term of the new charter is in line with the rate in the previous charter. The new charter has an initial term of two years. BG Group has options to extend the term of the new charter for three additional one-year periods. The new charter will commence in the fourth quarter of 2015. If all three extension options are exercised, the Windsor Knutsen will operate for BG Group until the end of 2020.

Prior to the IPO, the Partnership entered into amended financing agreements with various lenders. The majority of the Partnership’s original external vessel financing agreements have been guaranteed by either KNOT or TSSI for which a guarantee commission was paid. Following the completion of the IPO and the amendments to the vessel financing agreements, the Partnership guarantees the obligations of the Partnership’s subsidiaries directly under the vessel financing agreements. Therefore, the Partnership will not incur any guarantee commissions to KNOT and TSSI on a going forward basis.

(c) Transactions with Management and Directors

See Note 10(a) Related parties (above) for a discussion of the allocation principles for KNOT’s administrative costs, including management and administrative staff, included in the consolidated and combined carve-out statements of operations.

In connection with the IPO, KNOT UK entered into an employment agreement with Arild Vik dated March 28, 2013 and effective on April 28, 2013. Arild Vik serves as KNOT UK’s Chief Executive Officer and Chief Financial Officer. His annualized base salary is 200,000 British Pounds. In addition, the employment agreement also provides for a discretionary annual bonus (as determined by the board of directors of KNOT UK), the reimbursement of relocation expenses to the United Kingdom (up to a maximum of 30,000 British Pounds), payment by KNOT UK of housing costs in London, participation in other employment benefits in which other senior executives of KNOT UK participate, 60 working days of paid vacation per year (plus public holidays), and up to 13 weeks of paid sick leave per year. An accrual of $47,000 has been made to cover insurance and pension expenses for Mr. Vik as of June 30, 2014.

Non-management directors will each receive a director fee of $40,000 per year. Members of the audit and conflicts committees will each receive a committee fee of $5,000 per year.

(d) Amounts due from (to) related parties

Balances with related parties consisted of the following:

(US $ in thousands)	At June 30, 2014	At December 31, 2013
Balance Sheets:
Trading balances due from KOAS	19	27
Trading balances due from KNOT and affiliates	25	50

Amount due from related parties	44	77

Trading balances due to KOAS	265	141
Trading balances due to KNOT and affiliates	3,253	22

Amount due to related parties	3,518	163

Amounts due from (to) related parties are unsecured, and intended to be settled in the ordinary course of business. They primarily relate to vessel management and other fees due to KNOT and KOAS.

(e) Trade accounts payables

Balances with trade accounts payables to related parties consisted of the following:

(US $ in thousands)	At June 30, 2014	At December 31, 2013
Balance Sheets:
Trading balances due to KOAS	334	498
Trading balances due to KNOT and affiliates	195	271
Trading balances due to NYK	6	—

Trade accounts payables to related parties	535	769

(f) Acquisitions from KNOT

On August 1, 2013, the Partnership acquired KNOT’s 100% interests in Knutsen Shuttle Tankers 13 AS, a company that owns and operates the Carmen Knutsen. As part of the financing for the acquisition, KNOT provided a Sellers’s credit in the form of a $10.5 million loan. The Seller Loan is non-amortizing and matures in August 2018 or earlier if the parties agree. The Seller Loan bears interest at LIBOR plus a margin of 4.5%. The Partnership was the sole guarantor. The Seller Loan constitutes senior debt obligation of the borrower and has priority over any shareholder’s loan and equity provided by the owner. The Seller Loan contains customary provisions in case of non-payment or the borrower entering bankruptcy proceedings and carries a default interest of 8% per annum plus LIBOR. The Seller Loan was reduced by $0.1 million as settlement for the working capital in Knutsen Shuttle Tankers 13 AS. The Sellers’s Loan, including accrued interest, was paid in full in June 2014; see Note 8 – Long-Term Debt. The acquisition of Carmen Knutsen was accounted for as a business combination.

On June 30, 2014, the Partnership acquired KNOT’s 100% interests in Knutsen Shuttle Tankers 14 AS, a company that owns and operates the Hilda Knutsen, and Knutsen Shuttle Tankers 15 AS, a company that owns and operates the Torill Knutsen. The acquisitions of Hilda Knutsen and Torill Knutsen were accounted for as business combinations. See Note – 13 Business Acquisitions.

The board of directors of the Partnership (“the Board”) and the conflicts committee of the Board (“the Conflicts Committee”) approved the purchase price for each transaction described above. The Conflicts Committee retained a financial advisor to assist with its evaluation of the transactions.

Carmen Knutsen, Hilda Knutsen and Torill Knutsen have entered into technical and operational management agreements which are similar to those entered into by the Partnership’s other vessels.